© Ciena Corporation 2024. All rights reserved. Proprietary Information. Ciena Corporation Fiscal Q4 2024 Earnings Presentation Period ended November 2, 2024 December 12, 2024

© Ciena Corporation 2024. All rights reserved. Proprietary Information.2 Forward-looking statements and non-GAAP measures You are encouraged to review the Investors section of our website, where we routinely post press releases, Securities and Exchange Commission (SEC) filings, recent news, financial results, supplemental financial information, and other announcements. From time to time, we exclusively post material information to this website along with other disclosure channels that we use. You are encouraged to review the Investors section of our website, where we routinely post press releases, Securities and Exchange Commission ("SEC") filings, recent news, financial results, supplemental financial information, and other announcements. From time to time we exclusively post material information to this website along with other disclosure channels that we use. Information in this presentation and related comments of presenters contains certain forward- looking statements that involve risks and uncertainties. These statements are based on current expectations, forecasts, assumptions and other information available to the Company as of the date hereof. Forward-looking statements include statements regarding Ciena's expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. Ciena's actual results, performance or events may differ materially from these forward-looking statements made or implied due to a number of risks and uncertainties relating to Ciena's business, including: the effect of broader economic and market conditions on our customers, their spending and their businesses and markets; our ability to execute our business and growth strategies; the impact of macroeconomic conditions; the impact of the introduction of new technologies by us or our competitors; seasonality and the timing and size of customer orders, their delivery dates and our ability to recognize revenue relating to such sales; the level of competitive pressure we encounter; the product, customer and geographic mix of sales within the period; changes in foreign currency exchange rates; factors beyond our control such as natural disasters, climate change, acts of war or terrorism, geopolitical tensions or events, including but not limited to the ongoing conflicts between Ukraine and Russia, and Israel and groups based in the surrounding region, and public health emergencies, epidemics, or pandemics, such as the COVID-19 pandemic; changes in tax or trade regulations, including the imposition of tariffs, duties or efforts to withdraw from or materially modify international trade agreements; cyberattacks, data breaches or other security incidents involving our enterprise network environment or our products; regulatory changes, litigation involving our intellectual property or government investigations; and the other risk factors disclosed in Ciena’s periodic reports filed with the Securities and Exchange Commission (SEC) including Ciena's Quarterly Report on Form 10-Q filed with the SEC on September 4, 2024 and its Annual Report on Form 10-K to be filed with the SEC. All information, statements, and projections in this presentation and the related earnings call speak only as of the date of this presentation and related earnings call. Ciena assumes no obligation to update any forward-looking or other information included in this presentation or related earnings calls, whether as a result of new information, future events or otherwise. In addition, this presentation includes historical, and may include prospective, non-GAAP measures of Ciena’s gross margin, operating expense, operating margin, EBITDA, and net income per share. These measures are not intended to be a substitute for financial information presented in accordance with GAAP. A reconciliation of non-GAAP measures used in this presentation to Ciena’s GAAP results for the relevant period can be found in the Appendix to this presentation. Additional information can also be found in our press release filed this morning and in our reports on Form 10-Q and Form 10K filed with the Securities and Exchange Commission.

© Ciena Corporation 2024. All rights reserved. Proprietary Information.3 Table of Contents 1. Overview and Ciena's portfolio 2. Industry context and addressable market expansion 3. Ciena is positioned for accelerated growth 4. Fiscal year 2024 financial performance 5. Fiscal Q4 2024 financial performance 6. Appendix

© Ciena Corporation 2024. All rights reserved. Proprietary Information. Overview and Ciena's portfolio

© Ciena Corporation 2024. All rights reserved. Proprietary Information.5 Ciena is an industry-leading global networking systems, services, and software company

© Ciena Corporation 2024. All rights reserved. Proprietary Information.6 Our vision for networking: How it works

© Ciena Corporation 2024. All rights reserved. Proprietary Information.7 Our strategy leverages our Optical technology to create expanded addressable market opportunities

© Ciena Corporation 2024. All rights reserved. Proprietary Information. Industry context and addressable market expansion

© Ciena Corporation 2024. All rights reserved. Proprietary Information.9 Increasing bandwidth consumption as a driver of network expansion

© Ciena Corporation 2024. All rights reserved. Proprietary Information.10 Our addressable market expansion strategy allows us to access higher growth markets 1Sources: Dell'Oro, CignalAI, LightCounting, and Ciena internal analysis.

Our market leadership

OMDIA

#1 Globally
- Purpose-built/compact modular DCI
- SLTE WDM
- Access switching

#1 N. America
- Total optical networking
- Purpose-built/compact modular DCI
- Access switching

#2 Globally
- Total optical networking

Optical Networking Report, 3Q24
Service Provider Switching & Routing Report, 3Q24

Cignal AI (Active Insight)

#1 Globally
- Purpose-built/compact modular DCI
- Optical for cloud and colo
- SLTE WDM

#1 N. America
- Total optical networking
- Purpose-built/compact modular DCI
- Optical for cloud and colo
- Routing/Access

#2 Globally
- Total optical networking
- Optical for service provider
- Optical for enterprise and government
- Routing/Access

Transport Hardware Report, 3Q24

Dell'Oro Group

#1 Globally
- Data center interconnect
- Purpose-built/compact modular DCI
- Optical for internet content provider customers
- Optical for cable MSO customers

#1 N. America
- Data center interconnect
- Total optical networking
- Optical packet

#2 Globally
- Total optical networking
- Optical packet

Optical Transport Report, 3Q24

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© Ciena Corporation 2024. All rights reserved. Proprietary Information. Ciena is positioned for accelerated growth

© Ciena Corporation 2024. All rights reserved. Proprietary Information.13 Our future growth Long-term growth in core business plus new addressable markets result in opportunity to outpace our traditional revenue CAGR over time

© Ciena Corporation 2024. All rights reserved. Proprietary Information.14 Our portfolio addresses all key applications

© Ciena Corporation 2024. All rights reserved. Proprietary Information.15 We expect coherent technology will have growing applications in the AI era

© Ciena Corporation 2024. All rights reserved. Proprietary Information. Fiscal full-year 2024 results

Fiscal FY 2024 key highlights

We are driving the pace of innovation

- Introduced WaveLogic 6 Extreme the industry's first 1.6T coherent solution
- Added 60 new customers for WaveLogic 5 Extreme 800G and surpassed 150,000 WL5e modems shipped
- Continued momentum with coherent pluggable portfolio, shipping WL5n 400G plugs to three Cloud providers and securing a large design win for WL6n 800G plugs with one Cloud provider
- Expanded our WaveRouter coherent routing family with WaveRouter 2 and WaveRouter 7, expanding Ciena's comprehensive portfolio of coherent routers to 16 total

We have a strong business and financial model

- Ended the fiscal quarter with approximately $1.33 billion in cash and investments
- Generated $378 million in free cash flow
- Repurchased approximately ~4.5 million shares for $250 million, completing our $1 billion three-year stock repurchase program (FY22-24)
- Announced a new $1billion three -year stock repurchase program (FY25-27)

We are committed to our people, communities, and the environment

- Released our annual Sustainability Report, detailing our progress and performance across environmental, social, and governance programs
- Continued to work towards our science-based greenhouse gas emissions targets and used 100% renewable energy in our facilities
- Volunteered 37,000 hours and raised $3.9 million for community organizations from employee donations, matched giving, and volunteer rewards through our Ciena Cares program

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© Ciena Corporation 2024. All rights reserved. Proprietary Information.18 Fiscal full-year 2024 comparative financial highlights * Reconciliations of these non-GAAP measures to our GAAP results are included in the Appendix and in the press release for the relative period. FY 2024 FY 2023 Revenue $4,014.9M $4,386.5M Adjusted Gross Margin* 43.6% 43.5% Adjusted Operating Expense* $1,361.7M $1,332.8M Adjusted Operating Margin* 9.7% 13.1% Adjusted EBITDA* $481.0M $665.8M Adjusted EPS* $1.82 $2.72

© Ciena Corporation 2024. All rights reserved. Proprietary Information. Q4 FY 2024 results

Q4 FY 2024 key highlights

Achieving balanced growth

- Non-telco represented 48% of total revenue
- Direct Cloud Provider revenue grew 53% sequentially
- India revenue grew 49% sequentially
- Blue Planet revenue grew 17% YoY

Driving the pace of innovation

- Achieved commercial availability of WaveLogic 6 Extreme, industry's first 1.6T coherent solution, with shipments for revenue to five customers
- Surpassed 150 customers for WaveLogic 5 Nano 400G coherent pluggables with 29 new customers
- Continued strong momentum in WaveLogic 5 Extreme with 18 new customers
- Announced WaveLogic 6 Nano 1.6T Coherent-Lite pluggable, designed to optimize performance and efficiency of data center and campus networks
- Achieved a total of 137 Coherent Routing solutions customers using our WL5n pluggable technology
- Enhanced our Broadband solution functionality, with Navigator Network Control Suite, support for both PON and broadband network gateway BNG

Prioritizing long term shareholder value

- Total shareholder return five-year CAGR of 14%[1]
- Repurchased ~2.1 million shares for $132 million, achieving our $250 million target for FY 2024 and completing our three-year program (FY22-24)
- Authorized a new $1 billion, three-year stock repurchase program (FY25-27)

[1] Based on closing share price between 12/2/2019 to 12/2/2024

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© Ciena Corporation 2024. All rights reserved. Proprietary Information.21 Q4 FY 2024 comparative financial highlights * Reconciliations of these non-GAAP measures to our GAAP results are included in the Appendix and in the press release for the relative period. Q4 FY 2024 Q4 FY 2023 Revenue $1,124.1M $1,129.5M Adjusted Gross Margin* 41.6% 43.7% Adjusted Operating Expense* $354.9M $337.6M Adjusted Operating Margin* 10.0% 13.8% Adjusted EBITDA* $136.7M $178.8M Adjusted EPS* $0.54 $0.75

© Ciena Corporation 2024. All rights reserved. Proprietary Information.22 Q4 FY 2024 comparative operating metrics Q4 FY 2024 Q4 FY 2023 Cash and investments $1.33B $1.25B Cash provided by operations $349M $196M DSO 89.0 92.0 Inventory Turns 2.7 2.0 Gross Leverage 3.34x 2.44x Net Debt $274M $373M

© Ciena Corporation 2024. All rights reserved. Proprietary Information.23 Revenue by segment (Amounts in millions) Q4 FY 2024 Q4 FY 2023 Revenue %** Revenue %** Networking Platforms Optical Networking $779.6 69.4 $748.0 66.2 Routing and Switching 79.4 7.0 128.9 11.4 Total Networking Platforms 859.0 76.4 876.9 77.6 Platform Software and Services 99.6 8.9 82.1 7.3 Blue Planet Automation Software and Services 23.5 2.1 20.0 1.8 Global Services Maintenance Support and Training 77.2 6.9 74.4 6.6 Installation and Deployment 51.4 4.5 60.1 5.3 Consulting and Network Design 13.4 1.2 16.0 1.4 Total Global Services 142.0 12.6 150.5 13.3 Total $1,124.1 100.0 $1,129.5 100.0 * A reconciliation of these non-GAAP measures to GAAP results is included in the appendix to this presentation. ** Denotes % of total revenue

© Ciena Corporation 2024. All rights reserved. Proprietary Information.24 Revenue derived from non-telco customers

© Ciena Corporation 2024. All rights reserved. Proprietary Information.25 Revenue by geographic region 14.5% 10.8% 9.4%14.5% 20.0% 14.3% 71.0% 69.2% 72.8% 76.3% 17.1% 10.1% 10.8% 13.4% 75.8%

© Ciena Corporation 2024. All rights reserved. Proprietary Information. Q4 FY 2024 appendix

© Ciena Corporation 2024. All rights reserved. Proprietary Information.27 Q4 FY 2024 Q3 FY 2024 Q2 FY 2024 Q1 FY 2024 Q4 FY 2023 GAAP gross profit $460,022 $403,945 $388,661 $466,962 $486,281 Share-based compensation-products 1,736 1,660 1,760 1,318 1,194 Share-based compensation-services 3,257 3,122 3,344 3,020 2,827 Amortization of intangible assets 2,764 2,764 2,763 2,764 2,763 Total adjustments related to gross profit 7,757 7,546 7,867 7,102 6,784 Adjusted (non-GAAP) gross profit $467,779 $411,491 $396,528 $474,064 $493,065 Adjusted (non-GAAP) gross profit percentage 41.6% 43.7% 43.5% 45.7% 43.7 % Gross Profit Reconciliation (Amounts in thousands)

Operating Expense Reconciliation
(Amounts in thousands)

	Q4 FY 2024	Q3 FY 2024	Q2 FY 2024	Q1 FY 2024	Q4 FY 2023
GAAP operating expense	$400,812	$377,202	$392,626	$382,333	$394,979
Share-based compensation-research and development	14,065	13,118	14,066	12,880	11,412
Share-based compensation-sales and marketing	11,168	10,315	11,166	10,305	9,187
Share-based compensation-general and administrative	10,842	9,257	9,875	10,079	10,274
Significant asset impairments and restructuring costs	2,605	1,361	15,655	4,971	7,209
Amortization of intangible assets	7,185	7,185	7,947	7,252	10,578
Legal Settlement	—	—	—	—	8,750
Total adjustments related to operating expense	45,865	41,236	58,709	45,487	57,410
Adjusted (non-GAAP) operating expense	**$354,947**	**$335,966**	**$333,917**	**$336,846**	**$337,569**

Income (Loss) from Operations Reconciliation
(Amounts in thousands)

	Q4 FY 2024	Q3 FY 2024	Q2 FY 2024	Q1 FY 2024	Q4 FY 2023
GAAP income (loss) from operations	$59,210	$26,743	$(3,965)	$84,629	$91,302
Total adjustments related to gross profit	7,757	7,546	7,867	7,102	6,784
Total adjustments related to operating expense	45,865	41,236	58,709	45,487	57,410
Total adjustments related to income from operations	53,622	48,782	66,576	52,589	64,194
Adjusted (non-GAAP) income from operations	**$112,832**	**$75,525**	**$62,611**	**$137,218**	**$155,496**
Adjusted (non-GAAP) operating margin percentage	**10.0 %**	**8.0 %**	**6.8 %**	**13.2 %**	**13.8 %**

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Net Income (Loss) Reconciliation (Amounts in thousands)

	Q4 FY 2024	Q3 FY 2024	Q2 FY 2024	Q1 FY 2024	Q4 FY 2023
GAAP net income (loss)	$37,028	$14,230	$(16,849)	$49,547	$91,199
Exclude GAAP provision (benefit) for income taxes	10,993	2,125	820	21,956	(20,681)
Income (loss) before income taxes	48,021	16,355	(16,029)	71,503	70,518
Total adjustments related to income from operations	53,622	48,782	66,576	52,589	64,194
Loss on extinguishment and modification of debt	—	—	—	—	7,874
Adjusted income before income taxes	101,643	65,137	50,547	124,092	142,586
Non-GAAP tax provision on adjusted income before income taxes	22,361	14,330	11,120	27,300	31,369
Adjusted (non-GAAP) net income	**$79,282**	**$50,807**	**$39,427**	**$96,792**	**$111,217**
Weighted average basic common shares outstanding	144,240	144,394	144,914	145,291	147,437
Weighted average diluted potential common shares outstanding[1]	146,487	145,361	146,268	145,848	147,891

Net Income (Loss) per Common Share

	Q4 FY 2024	Q3 FY 2024	Q2 FY 2024	Q1 FY 2024	Q4 FY 2023
GAAP diluted net income (loss) per potential common share	$ 0.25	$ 0.10	$ (0.12)	$ 0.34	$ 0.62
Adjusted (non-GAAP) diluted net income per potential common share	**$ 0.54**	**$ 0.35**	**$ 0.27**	**$ 0.66**	**$ 0.75**

1. Weighted average dilutive potential common shares outstanding used in calculating Adjusted (non-GAAP) diluted net income per potential common share for the fourth quarter of fiscal 2024 includes 2.2 million shares underlying certain stock option and stock unit awards.

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© Ciena Corporation 2024. All rights reserved. Proprietary Information.30 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) Q4 FY 2024 Q3 FY 2024 Q2 FY 2024 Q1 FY 2024 Q4 FY 2023 Net income (loss) (GAAP) $37,028 $14,230 $(16,849) $49,547 $91,199 Add: Interest expense 24,990 24,401 23,861 23,776 24,207 Less: Interest and other income, net 13,801 14,013 11,797 10,650 11,297 Add: Loss on extinguishment and modification of debt — — — — 7,874 Add: Provision (benefit) for income taxes 10,993 2,125 820 21,956 (20,681) Add: Depreciation of equipment, building, furniture and fixtures, and amortization of leasehold improvements 23,849 22,981 23,208 22,808 23,351 Add: Amortization of intangible assets 9,949 9,949 10,710 10,016 13,342 EBITDA $93,008 $59,673 $29,953 $117,453 $127,995 Add: Share-based compensation expense 41,068 37,472 40,211 37,602 34,894 Add: Significant asset impairments and restructuring expense 2,605 1,361 15,655 4,971 7,209 Add: Legal settlement — — — — 8,750 Adjusted EBITDA $136,681 $98,506 $85,819 $160,026 $178,848 Earnings Before Interest, Tax, Depreciation and Amortization (EBITDA) (Amounts in thousands)